Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 6, 2026, is by and between Catheter Precision, Inc., a Delaware corporation (the “Company”) and SEG Jets LLC (the “Buyer”).

RECITALS

A.         The Company has authorized a new series of convertible preferred stock of the Company, designated as Series D Convertible Preferred Stock, with a stated value of $1,000 (“Stated Value”) per share and par value $0.0001 per share, the terms of which are set forth in the certificate of designations for such series of preferred stock (the “Certificate of Designations”) in the form attached hereto as Exhibit A (the “Series D Preferred Stock”), which Series D Preferred Stock shall be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in accordance with the terms of the Certificate of Designations.

B.         The Buyer wishes to purchase, and the Company wishes to sell, to the Buyer an aggregate of $5,250,000 in Stated Value of Series D Preferred Stock, pursuant to the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and the Buyer wishes to transfer, in consideration for the issuance of the shares of Series D Preferred Stock, common stock (“FLYTE Interests”) of Fly Flyte, Inc. (“FLYTE”), held by the Buyer representing 19.98% of the issued and outstanding FLYTE Interests on the Closing Date (as defined herein) pursuant to the exemption from securities registration afforded by Section 4(a)(7) of the 1933 Act, in each case, upon the terms and conditions stated in this Agreement. The shares of Series D Preferred Stock are herein collectively referred to as the “Preferred Shares” and the shares of Common Stock issuable pursuant to the Preferred Shares, including, without limitation, upon conversion or otherwise, are herein referred to as the “Conversion Shares.”

C.      On the date hereof, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D.         The Preferred Shares and the Conversion Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.          PURCHASE AND SALE OF PREFERRED SHARES.

(a)    Purchase of Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to Buyer, and the Buyer agrees to purchase from the Company on the Closing Date (as defined below), 5,250 shares of Series D Preferred Stock (representing $5,250,000 of Stated Value of Series D Preferred Stock) in consideration for the transfer by the Buyer of the number of FLYTE Interests (the “Share Consideration”) held by the Buyer equal to 19.98% of the total issued and outstanding FLYTE Interests as of the Closing Date, representing an aggregate implied valuation of FLYTE equal to $26,250,000 (such amount, the “Implied Valuation”) and an implied per FLYTE Interest value equal to the quotient of (x) the Implied Valuation divided by (y) the total number of FLYTE Interests issued and outstanding as of the Closing Date (the “FLYTE Per Share Price”).

(b)    Closing. The closing (the “Closing”) of the purchase of the Preferred Shares by the Buyer shall occur remotely by the electronic transfer of Closing documentation. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and Buyer). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(c)    Form of Payment. On the Closing Date, (i) Buyer shall deliver the Share Consideration to the Company and (ii) the Company shall deliver the Preferred Shares to Buyer registered in the name of Buyer or its designee.

2.          BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)    Organization; Authority. Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)    No Public Sale or Distribution. Buyer (i) is acquiring its Preferred Shares and (ii) upon conversion of its Preferred Shares will acquire the Conversion Shares issuable upon conversion thereof for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c)    Accredited Investor Status; Experience. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d)    Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

(e)    Information. Buyer acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents (as defined below). Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained herein. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)    No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)    Transfer or Resale. Buyer understands that except as provided in the Registration Rights Agreement and Section 4(h) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).

(h)    Validity; Enforcement. This Agreement and the Registration Rights Agreement, as applicable, have been duly and validly authorized, executed and delivered on behalf of Buyer and shall constitute the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)    No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the Registration Rights Agreement and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

(j)    No Reliance on Placement Agent. Buyer acknowledges and agrees that neither the Placement Agent (as defined below) nor any affiliate of the Placement Agent has provided Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any affiliate may have acquired non-public information with respect to the Company which Buyer agrees need not be provided to it. In connection with the issuance of the Securities to Buyer, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to Buyer.

(k)    Residency. Buyer is a resident of Delaware.

(l)    General Solicitation. Buyer represents that (i) Buyer was contacted regarding the sale of the Securities by the Placement Agent or the Company (or authorized representative thereof) and the Buyer had a prior pre-existing relationship with the Company under the U.S. securities laws and interpretations, (ii) to the knowledge of Buyer, no Securities were offered or sold to it by means of any form of general solicitation, and Buyer is not, to Buyer’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of Buyer, any other general solicitation or general advertisement. Buyer has not become interested in the offering of the Securities as a result of any registration statement of the Company filed with the SEC or any other securities agency or regulator.

(m)    Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, Buyer has not, nor has any Person acting on behalf of or pursuant to any understanding with Buyer, directly or indirectly executed any purchases or sales, including Short Sales (as defined below), of the securities of the Company during the period commencing as of the time that Buyer first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, if Buyer is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Buyer’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Buyer’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to Buyer’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates, Buyer has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

(n)    Title to Shares. Buyer is the beneficial owner of all of the Share Consideration and the beneficial interest to the Share Consideration will be transferred to the Company free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(a)    Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as described in the SEC Documents. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries (as defined below), taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)    Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance by the Company of the Securities and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Preferred Shares) have been duly authorized by the Company’s board of directors (the “Board”) and, to the extent applicable, each of its Subsidiaries’ board of directors or other governing body, as applicable, and (other than the filing with the SEC of a Form D or of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, the filing of the Certificate of Designations and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined below), the Lock-Up Agreement (as defined herein), and each of the other agreements and instruments entered into or delivered by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)    Issuance of Securities. The issuance of the Preferred Shares are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized share capital not less than one hundred percent (100%) of the maximum number of Conversion Shares issuable upon conversion of the Preferred Shares (assuming for purposes hereof that the Preferred Shares are convertible at the Floor Price (as defined in the Certificate of Designations) then in effect and without taking into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations). Upon issuance or conversion in accordance with the Preferred Shares, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of shares of Common Stock (other than restrictions on transfer as described in Section 2(g)). The Company is eligible to use Form S-3 under the 1933 Act and it meets the transaction requirements as set forth in General Instruction I.B.6 of Form S-3. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the Conversion Shares and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), Bylaws (as defined below) or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree and including all applicable foreign, federal and state securities laws, rules and regulations, and the rules and regulations of the NYSE American (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)    Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies, the notice and/or application(s) to the Principal Market for the issuance and sale of the Securities and the listing of the Conversion Shares for trading thereon in the time and manner required thereby), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain prior to the Closing Date pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)    Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than ten percent (10%) of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g)    No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, the advisory fees payable to Dawson James Securities, Inc. (the “Placement Agent”) in connection with the sale of the Securities. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities. Other than the Placement Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)    No Integrated Offering. Except for issuances of the securities in connection with the Concurrent Purchase Agreement (as defined herein), none of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or caused this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. Except in connection with the Concurrent Purchase Agreement, none of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than pursuant to the Registration Rights Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)    Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Certificate of Designations in accordance with this Agreement and the Preferred Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)    Application of Takeover Protections; Rights Agreement. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and Buyer’s ownership of the Securities. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k)    SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyer or its representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l)    Absence of Certain Changes. Except as disclosed in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Company Insolvent (as defined below). For purposes of this Section 3(l), “Company Insolvent” means, with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)    No Undisclosed Events, Liabilities, Developments or Circumstances. To the Company’s knowledge, no event, liability, development or circumstance has occurred or exists that is reasonably likely to have a Material Adverse Effect.

(n)    Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, organizational documents, any certificate of designations, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws, their organizational charter, certificate of formation, memorandum of association, articles of association or certificate of incorporation or bylaws or other organizational documents, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since September 26, 2018, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o)    Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)    influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)    assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p)    Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q)    Transactions With Affiliates. Except as disclosed in the SEC Documents or for which no disclosure is required in the SEC Documents, no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than five percent (5%) of the common equity of a company whose securities are traded on or quoted through an Eligible Market (as defined in the Certificate of Designations)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, stockholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board).

(r)    Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists solely of (i) 500,000,000 shares of Common Stock, of which, 1,738,955 shares of Common Stock are issued and outstanding and 2,831,803 shares are reserved for issuance pursuant to outstanding Convertible Securities (as defined below) (other than the Preferred Shares); and (ii) 10,000,000 shares of Preferred Stock, of which no shares of Series A Convertible Preferred Stock are issued and outstanding, 2,229 shares of Series B Convertible Preferred Stock are issued and outstanding and no shares of Series X Convertible Preferred Stock are issued and outstanding. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. Except as disclosed in the SEC Documents, (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except for the Bridge Note and Convertible Notes (as both terms are defined below), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has furnished to the Buyer true, correct and complete copies of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)    Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, other than as disclosed in the SEC Documents and that certain Promissory Note, issued as of January 12, 2026, in the aggregate principal amount of $300,000 (the “Bridge Note”) and those two Convertible Promissory Notes, issued on December 26, 2025, in the aggregate principal amount of $307,000 (the “Convertible Notes”), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “finance leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations, currently due and payable, with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a finance lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)    Litigation. There is no material action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as disclosed in the SEC Documents. To its knowledge, no director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries relating to the Company. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(u)    Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)    Employee Matters; Benefit Plans.

(i)    The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or its Subsidiaries, as the case may be, nor does the Company have a present intention, or know of a present intention of its Subsidiaries, to terminate the employment of any officer or key employee. There are no pending or, to the knowledge of the Company, threatened employment discrimination charges or complaints against or involving the Company or its Subsidiaries before any federal, state, or local board, department, commission or agency, or unfair labor practice charges or complaints, disputes or grievances affecting the Company or its Subsidiaries.

(ii)    No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.

(iii)    The Company and its Subsidiaries are in compliance in all material respects with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). No benefit plan of the Company or any Subsidiary (a) is subject to the provisions of Section 412 of the Code or Part 3 of Subtitle B of Title I of ERISA, (b) is subject to Title IV of ERISA, (c) is a “multiemployer plan” (within the meaning of Section 3(37) of ERISA). Since inception, neither the Company, its Subsidiaries, nor any business or entity treated as a single employer with the Company or its Subsidiaries for purposes of Title IV of ERISA contributed to or was obliged to contribute to a pension plan that was at any time subject to Title IV of ERISA.

(w)    Assets; Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

(x)    Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y)    Environmental Laws. The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)    Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)    Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(bb)    Internal Accounting and Disclosure Controls. Other than as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Other than as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since January 1, 2024, other than as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc)    Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)    Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)    Acknowledgement Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, Buyer has not been asked by the Company or any of its Subsidiaries to agree, nor has Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iii) Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company; provided, however, each of the Buyers agree and acknowledge that so long as any of the Preferred Shares remain outstanding, each Buyer shall not engage in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, Short Sales and/or similar type transactions. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the 8-K Filing (as defined below), Buyer may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares, deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designations or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff)    Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(gg)    U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon Buyer’s request.

(hh)    Registration Eligibility. Except for rights pursuant to the Registration Rights Agreement, no Person has any right to cause the Company or any Subsidiary to effect the registration under the 1933 Act of any securities of the Company or any Subsidiary. The Company is eligible to register the Registrable Securities (as defined in the Registration Rights Agreement) for resale by the Buyer using Form S-3 promulgated under the 1933 Act.

(ii)    Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj)    Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)    Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(ll)    Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(mm)    Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)) and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(nn)    Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the shares of Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(oo)    No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(pp)    No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyer a copy of any disclosures provided thereunder.

(qq)    Other Covered Persons. The Company is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyer or potential purchasers in connection with the sale of any Regulation D securities.

(rr)    No Additional Agreements. The Company does not have any agreement or understanding with Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ss)    Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(tt)    Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(uu)    Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. Since January 1, 2024, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(vv)    Compliance with Data Privacy Laws. The Company and its Subsidiaries are in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ww)     Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Other than with respect to the transactions contemplated by this Agreement and the other Transaction Documents, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that Buyer does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(xx)    General Solicitation. The Company represents that no Share Consideration will be transferred to it by means of any form of general solicitation and the Company is not acquiring the Share Consideration as a result of any advertisement, article, notice or other communication regarding the Share Consideration published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Company, any other general solicitation or general advertisement.

(yy)    Accredited Investor Status; Experience. The Company is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Company either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective acquisition of the Share Consideration, and has so evaluated the merits and risks of such acquisition. The Company is able to bear the economic risk of an investment in the Share Consideration and, at the present time, is able to afford a complete loss of the Share Consideration.

(zz)    Information. The Company acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto). The Company and its advisors, if any, have been furnished with all materials relating to the FLYTE Interests and materials relating to the transfer of the Share Consideration that have been requested by the Company. The Company and its advisors, if any, have been afforded the opportunity to ask questions of the Buyer regarding the FLYTE Interests. Neither such inquiries nor any other due diligence investigations conducted by the Company or its advisors, if any, or its representatives shall modify, amend or affect the Company’s right to rely on the Buyer’s representations and warranties contained herein. The Company understands that its acquisition of the Share Consideration involves a high degree of risk. The Company has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Share Consideration.

(aaa)    Reliance on Exemptions. The Company understands that the Share Consideration is being transferred to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Buyer is relying in part upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to acquire the Share Consideration.

(bbb)    Understandings or Arrangements. The Company is acquiring the Share Consideration as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Share Consideration (this representation and warranty not limiting the Company’s right to sell the Share Consideration in compliance with applicable federal and state securities laws). The Company understands that the Share Consideration FLYTE Interests are “restricted securities” and have not been registered under the 1933 Act or any applicable state securities law and is acquiring such Share Consideration as principal for his, her or its own account and not with a view to or for distributing or reselling such Share Consideration or any part thereof in violation of the 1933 Act or any applicable state securities law, has no present intention of distributing any of such Share Consideration in violation of the 1933 Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Share Consideration in violation of the 1933 Act or any applicable state securities law (this representation and warranty not limiting the Company’s right to sell such Share Consideration in compliance with applicable federal and state securities laws). The Company is acquiring the Share Consideration hereunder in the ordinary course of its business.

(ccc)    Governmental Review. The Company understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Share Consideration or the fairness or suitability of the acquisition of the Share Consideration nor have such authorities passed upon or endorsed the merits of the transfer of the Share Consideration.

(ddd)    Transfer or Resale. The Company understands that (i) the Share Consideration has not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder, (ii) any sale of the Share Consideration made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Share Consideration under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither FLYTE, the Buyer nor any other Person is under any obligation to register the Share Consideration under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Share Consideration may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Share Consideration and such pledge of the Share Consideration shall not be deemed to be a transfer, sale or assignment of the Share Consideration hereunder, and the Company effecting a pledge of the Share Consideration shall not be required to provide the Buyer with any notice thereof or otherwise make any delivery to the Buyer pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 3(ddd).

4.              COVENANTS.

(a)    Best Efforts. Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)    Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(c)    Reporting Status. From the date hereof until the date on which the Buyer shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. The Company shall take all actions necessary to maintain its eligibility to register the Registrable Securities for resale by the Buyer on a registration statement on Form S-3.

(d)    [Reserved.]

(e)    Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, any other interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than any annual report, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company, as applicable, generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)    Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)    Fees. The Company shall reimburse Buyer for all costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all reasonable legal fees of outside counsel and disbursements of Haynes and Boone, LLP (“Buyer Counsel”), counsel to the Buyer, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”); provided reimbursement by the Company of any Transaction Expenses in excess of $75,000 shall require prior consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to the Placement Agent). The Company shall pay, and the Company shall hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

(h)    Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that Buyer and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by Buyer.

(i)     Disclosure of Transactions and Other Material Information.

(i)    Disclosure of Transaction. The Company shall no later than 9:30 a.m., New York time, on the Business Day following the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement, to the extent material), the form of Certificate of Designations and the form of the Registration Rights Agreement) (including the attachments thereto, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of its affiliates, on the other hand, shall terminate.

(ii)    Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of Buyer (which may be granted or withheld in Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(o) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of Buyer), in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that the Company, directly or indirectly, delivers any material, non-public information to Buyer without Buyer’s consent, the Company hereby covenants and agrees that Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of Buyer (which may be granted or withheld in Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Buyer shall not have (unless expressly agreed to by Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer, any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company and/or any of its Subsidiaries.

(j)    Additional Registration Statements. From the date hereof until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use or any Current Public Information Failure (as defined in the Registration Rights Agreement) exists, the Company shall not file a registration statement or an offering statement under the 1933 Act relating to securities that are not the Registrable Securities (other than a registration statement on Form S-‐8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)). “Applicable Date” means the earlier of (x) the first date on which the resale by the Buyer of all the Registrable Securities required to be filed on the initial Registration Statement pursuant to the Registration Rights Agreement is declared effective by the SEC (and each prospectus contained therein is available for use on such date) or (y) the first date on which all of the Registrable Securities are eligible to be resold by the Buyer pursuant to Rule 144 (or, if a Current Public Information Failure has occurred and is continuing, such later date after which the Company has cured such Current Public Information Failure).

(k)    [Reserved.].

(l)    Reservation of Shares. So long as any of the Preferred Shares remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the maximum number of shares of Common Stock issuable upon conversion of all the Preferred Shares then outstanding (assuming for purposes hereof that (x) the Preferred Shares are convertible at the Floor Price (as defined in the Certificate of Designations) then in effect and (y) any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(l) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Preferred Shares. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling an annual or special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(m)    Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(n)    Right of First Refusal.

(i)    So long as the Securities are outstanding, the Company hereby unconditionally and irrevocably grants to the Buyer, or its permitted transferees or assigns, the right, but not an obligation to purchase some or all of the FLYTE Interests held by the Company with respect to any proposed assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any such FLYTE Interests (or any interest therein) (a “FLYTE Sale”) by the Company following the date hereof on the same terms and conditions as those offered to the Person to whom the Company proposes to make such transfer or sale.

(1)    The Company proposing to make a FLYTE Sale must deliver a notice (such notice, the “FLYTE Sale Notice”) to the Buyer not later than thirty (30) days prior to the consummation of such FLYTE Sale. Such FLYTE Sale Notice shall contain the material terms and conditions (including price and form of consideration) of the FLYTE Sale, the identity of the prospective transferee and the intended date of the FLYTE Sale.

(2)    To exercise its right under this Section 4(n)(ii), the Buyer must deliver notice to the Company within fifteen (15) days after delivery of the FLYTE Sale Notice (the “FLYTE Exercise Period”) specifying the number of FLYTE Interests to be purchased by the Buyer on the same terms and conditions set forth in the FLYTE Sale Notice. If the Buyer elects to purchase less than all of the FLYTE Interests specified in the FLYTE Sale Notice, the Company may consummate the FLYTE Sale solely with respect to the FLYTE Interests not elected to be purchased by the Buyer, subject to the terms and conditions of this Section 4(n)(i). Any such transfer or sale by the Company shall be made on the same terms and conditions, and at the same effective price, as those offered to the Buyer in the FLYTE Sale Notice, and the Buyer’s failure to elect to purchase all of the FLYTE Interests shall not be deemed a waiver of the Buyer’s rights with respect to any remaining FLYTE Interests not so transferred or sold. If the Buyer does not elect to purchase the FLYTE Interests within the FLYTE Exercise Period, the Company may, during the five (5) day period following the FLYTE Exercise Period consummate the FLYTE Sale with the Person identified in the FLYTE Sale Notice; provided that, such transfer or sale shall be on the same terms and conditions no more favorable to such Person than those offered to the Buyer. If the Company does not consummate such FLYE Sale within such period, the Company shall not consummate such FLYTE Sale without first complying with the provisions of this Section 4(n)(ii).

(ii)    The Company hereby agrees that so long as any Securities are outstanding, the Company shall not purchase, acquire, or otherwise obtain, directly or indirectly, any FLYTE Interests (a “FLYTE Transaction”) unless the Buyer has first been offered the FLYTE Interests on terms no less favorable than those offered to the Company and the Company shall have first complied with this Section 4(n).

(1)    At least five (5) Trading Days prior to any proposed or intended FLYTE Transaction, the Company shall deliver to the Buyer a written notice (each such notice, a “FLYTE Pre-Notice”), which FLYTE Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed FLYTE Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Buyer is willing to accept material non-public information or (B) if the proposed FLYTE Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a FLYTE Transaction, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an FLYTE Notice (as defined below) with respect to such FLYTE Transaction upon its written request.

(2)    Upon the written request of a Buyer within three (3) Trading Days after the Company’s delivery to such Buyer of such FLYTE Pre-Notice, and only upon a written request by such Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to such Buyer a written notice (the “FLYTE Notice”) of any proposed or intended FLYTE Transaction, which FLYTE Notice shall describe the number of FLYTE Interests proposed to be acquired, the proposed purchase price and all other material terms and conditions upon which the Company proposes to acquire such FLYTE Interests.

(3)    The Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Buyer’s receipt of the FLYTE Notice (the “FLYTE Period”) of its intention to purchase all or any portion of the FLYTE Interests offered to it by FLYTE or any third-party. If the Buyer does not elect to purchase the FLYTE Interests within such period, the Company may, during the five (5) day period following the FLYTE Period, acquire the FLYTE Interests; provided, however, that any such acquisition shall be made on terms and conditions that are no more favorable to the Company than those offered to the Buyer. If the Company does not consummate such acquisition within such period, the Company shall not acquire such FLYTE Interests until they are again offered to such Buyer pursuant to this Section 4(n)(ii).

(o)    Participation Right. At any time while the Securities are outstanding, neither the Company nor any of its Subsidiaries shall, directly or indirectly, issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities (as defined below), any preferred stock or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement, is referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 4(o).

(i)    At least five (5) Trading Days prior to any proposed or intended Subsequent Placement, the Company shall deliver to Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Buyer is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of Buyer within three (3) Trading Days after the Company’s delivery to Buyer of such Pre-Notice, and only upon a written request by Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with Buyer in accordance with the terms of the Offer of one hundred percent (100%) of the Offered Securities. For purposes herein, “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Buyer or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(ii)    To accept an Offer, in whole or in part, Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the amount that Buyer elects to purchase (the “Notice of Acceptance”). If the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after Buyer’s receipt of such new Offer Notice.

(iii)    The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)    In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii) above), then Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that Buyer elected to purchase pursuant to Section 4(o)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyer pursuant to this Section 4(o) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to Buyer in accordance with Section 4(o)(i) above.

(v)    Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, Buyer shall acquire from the Company, and the Company shall issue to Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(o)(iv) above if Buyer has so elected, upon the terms and conditions specified in the Offer. The purchase by Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to Buyer and its counsel.

(vi)    Any Offered Securities not acquired by Buyer or other Persons in accordance with this Section 4(o) may not be issued, sold or exchanged until they are again offered to Buyer under the procedures specified in this Agreement.

(vii)    The Company and Buyer agree that if Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

(viii)    Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by Buyer, the Company shall either confirm in writing to Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that Buyer will not be in possession of any material, non-public information, by the fifth (5th) Business Day following delivery of the Offer Notice. If by such fifth (5th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by Buyer, such transaction shall be deemed to have been abandoned and Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide Buyer with another Offer Notice and Buyer will again have the right of participation set forth in this Section 4(o). The Company shall not be permitted to deliver more than one such Offer Notice to Buyer in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(o)(ii).

(ix)    The restrictions contained in this Section 4(o) shall not apply in connection with the issuance of (i) shares of Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued or issuable to directors, officers, employees or other service providers of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (1) following the date hereof (the “Equity Award Restriction Date”), all such issuances (taking into account the shares of Common Stock issuable upon exercise of such awards) after the Equity Award Restriction Date pursuant to this clause (i) do not, in the aggregate, exceed more than five percent (5.0%) of the shares of Common Stock issued and outstanding immediately prior to the Equity Award Restriction Date and (2) the exercise price of any such options is not lowered and none of such options are amended to increase the number of shares issuable thereunder or extend the term of such options; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of Convertible Securities (other than shares of Common Stock issued or issuable pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than those issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that materially adversely affects the Buyer; (iii) the Preferred Shares, (iv) the Conversion Shares, (v) the Common Shares and any other securities issued or issuable pursuant to this Agreement or any of the Transaction Documents, including, without limitation, any shares of Common Stock issued or issuable pursuant to the Certificate of Designations, and (vi) securities issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or bona fide joint venture agreement, provided that such issuance is approved by the majority of the disinterested directors of the Company and provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith and such issuance does not, in the aggregate, exceed more than five percent (5.0%) of the shares of Common Stock issued and outstanding immediately prior to the date hereof. “Approved Stock Plan” means any employee benefit plan which has been approved by the Board prior to or subsequent to the date hereof pursuant to which shares of Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock may be issued to any employee, officer, director or other service provider for services provided to the Company and/or a Subsidiary in their capacity as such.

(p)     [Reserved].

(q)    Restriction of Redemption and Cash Dividends. So long as any Preferred Shares are outstanding, except as provided in the Certificate of Designations, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyer.

(r)    Corporate Existence. So long as Buyer beneficially owns any Preferred Shares, the Company shall not be party to any Fundamental Transaction (as defined in the Certificate of Designations) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations.

(s)    Stock Splits. Until the Preferred Shares are no longer outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Required Holders (as defined below); provided, however, that the Company may effect a stock combination, reverse stock split or other similar transaction if necessary to comply with the requirements of the Principal Market without the prior written consent of the Required Holders.

(t)    Conversion Procedures. The form of Conversion Notice (as defined in the Certificate of Designations) included in the Certificate of Designations sets forth the totality of the procedures required of the Buyer in order to convert the Preferred Shares. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyer to convert its Preferred Shares. The Company shall honor conversions of the Preferred Shares and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Certificate of Designations.

(u)    Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(v)    General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities or Share Consideration, as applicable, by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(w)    Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be held as soon as practicable and in any event, no later than the sixtieth (60th) day following the First Closing Date (as defined in that certain Securities Purchase Agreement, dated on or about the date hereof, by and between the Company and purchasers signatory thereto (the “Concurrent Purchase Agreement”), with respect to sale by the Company of shares of Common Stock and shares of newly designated convertible series C preferred stock) (the “Stockholder Meeting Deadline”), a proxy statement, in a form reasonably acceptable to the Buyer, at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (collectively, “Stockholder Resolutions”) providing for (i) the issuance of the Securities in compliance with the rules and regulations of the Principal Market and (ii) a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and as disclosed in a public announcement (the “Stockholder Approval”, and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Stockholder Resolutions and to cause the Board to recommend to the stockholders that they approve such Stockholder Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held within ninety (90) days. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained. Notwithstanding the above, the Company shall not be required to hold a Stockholder Meeting or seek Stockholder Approval any time following the time when the Preferred Shares are no longer outstanding or the shares of Common Stock issued pursuant to the Preferred Shares may be issued without breaching the Company’s obligations under the rules and regulations of the Principal Market.

(x)    Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(y)    Notice of Disqualification Events. The Company will notify the Buyer in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(z)    Books and Records. The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the asset and business of the Company and its Subsidiaries in accordance with GAAP.

(aa)    Lock-Up Agreement. The Company shall not amend, modify, waive or terminate any provision of the Lock-Up Agreement (as defined herein) except to extend the term of the lock-up period and shall enforce the provisions of the Lock-Up Agreement in accordance with its terms. If David A. Jenkins breaches any provision of the Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

(bb)    Most Favored Nation. So long as the Preferred Shares remain outstanding, the Buyer shall have “most favored nation” status with respect to any FLYTE Interests purchased by the Company following the Closing Date, including from any third-party (“Subsequent FLYTE Acquisition”). In the event that the Company or any of its affiliates acquires directly or indirectly, any additional FLYTE Interests (a “Subsequent FLYTE Acquisition”) at a price per FLYTE Interest exceeding the FLYTE Per Share Price (the price that such FLYTE Interests are acquired, the “Subsequent FLYTE Share Price”), the Company shall issue additional Preferred Shares to the Buyer at the time of such Subsequent FLYTE Acquisition with an aggregate Stated Value equal to the product of (I) the Subsequent FLYTE Share Price minus the FLYTE Per Share Price multiplied by (II) the Share Consideration.

(cc)    Material Transactions Involving FLYTE. So long as the Preferred Shares remain outstanding, the Company shall not enter into or consummate any material merger, acquisition, consolidation, sale of all or substantially all assets or other similar strategic transactions, in each case, with FLYTE as a counterparty to such transaction, without the prior written consent of the Buyer.

(dd)    Closing Documents. On or prior to twenty (20) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to Buyer and Buyer Counsel a complete closing set of the executed Transaction Documents (which may be delivered in electronic format), the applicable Securities (which may be delivered via book-entry statement) and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.           REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)    Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Shares in which the Company shall record the name and address of the Person in whose name the Preferred Shares have been issued (including the name and address of each transferee), the principal amount of the Preferred Shares held by such Person and the number of Conversion Shares issuable pursuant to the terms of the Preferred Shares. The Company shall keep the register open and available at all times during business hours for inspection of Buyer or its legal representatives.

(b)    Transfer Agent Instructions. On or prior to the Closing Date, the Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to the Buyer (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares (to the extent unrestricted shares are issued) to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of Buyer or its nominee(s), for the Conversion Shares in such amounts as specified from time to time by Buyer to the Company upon conversion of the Preferred Shares. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on each Effective Date (as defined in the Registration Rights Agreement). Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)    Legends.

(i)    Buyer understands that the Securities will be issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(ii)    The Company understands that the Share Consideration will be issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Share Consideration shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)    Removal of Legends. Certificates evidencing the Conversion Shares shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Conversion Shares is effective under the 1933 Act, (ii) following any sale of such Conversion Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Conversion Shares are eligible to be sold, assigned or transferred under Rule 144 (provided that Buyer provides the Company with reasonable assurances that such Conversion Shares are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that Buyer provides the Company with an opinion of counsel to Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Conversion Shares may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date Buyer delivers such legended certificate representing such Conversion Shares to the Company) following the delivery by Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from Buyer as may be required above in this Section 5(d) or as reasonably required by the Company’s transfer agent, as directed by Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”), credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Conversion Shares that is free from all restrictive and other legends, registered in the name of Buyer or its designee (the date by which such credit is so required to be made to the balance account of Buyer’s or Buyer’s designee with DTC or such certificate is required to be delivered to Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to Buyer or Buyer’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(e)    FAST Compliance. While any Securities remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

6.            CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Shares to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

(a)    Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)    Buyer shall have delivered to the Company the Share Consideration for the Preferred Shares being purchased by Buyer at the Closing in book-entry (or, if mutually agreed, by physical certificate).

(c)    The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

(d)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.           CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

The obligation of Buyer hereunder to purchase its Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)    The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to Buyer each of the Transaction Documents to which it is a party.

(b)     The Company shall have received the Stockholder Approval.

(c)    The Company shall have duly delivered to the Buyer: (i) a certificate or book-entry statement evidencing an aggregate of 5,250 Preferred Shares as being purchased by Buyer at the Closing pursuant to this Agreement and (ii) evidence of the filing and acceptance of the Series D Certificate of Designations from the Secretary of State of Delaware.

(d)    The Company shall have delivered and the Buyer shall have received the opinion of Quick Law Group PC, the Company’s counsel, dated as of the Closing Date, addressed to Buyer, in the form acceptable to Buyer.

(e)    The Company shall have delivered to Buyer a copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(f)    The Company shall have delivered to Buyer a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within five (5) calendar days of the Closing Date.

(g)    The Company shall have delivered to Buyer a certified copy of the Certificate of Incorporation as certified by the Delaware Secretary of State within five (5) calendar days of the Closing Date.

(h)    The Company shall have delivered to Buyer a certificate, in the form acceptable to Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Board in a form reasonably acceptable to Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company as in effect at the Closing.

(i)    Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect.

(j)    The Company shall have delivered to the Buyer a duly executed Lock-Up and Voting Agreement, by and between the Company and David A. Jenkins (the “Lock-Up Agreement”).

(k)    The Company shall have delivered to Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(l)    The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(m)   The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(n)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(o)    Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect, provided, however, that the definition of “Material Adverse Effect” for the purpose of this clause (o), will not include any change or effect that results from (A) changes in law or interpretations thereof, or regulatory policy or interpretation, by any Governmental Entity so long as such change does not have a disproportionate effect on the Company, (B) changes in applicable accounting rules or principles, including changes in GAAP, so long as such change does not have a disproportionate effect on the Company, (C) changes in general economic conditions, and events or conditions generally affecting the industries in which the Company operates, so long as such change does not have a disproportionate effect on the Company, or (D) national or international hostilities, acts of terror or acts of war.

(p)    Prior to the Closing Date, the Company shall have filed a Supplemental Listing Application (the “SLAP”) with the Principal Market, and the Principal Market shall have provided the written approval of such SLAP. Prior to the Closing Date, the Company shall confirm it has not received any notice objecting to the SLAP and/or the listing of the Conversion Shares from the Principal Market.

(q)    The Company shall have delivered to the Buyer and the Buyer shall have received the wire transfer instructions of the Company.

(r)    The closing price of the Company’s Common Stock as reported on the Principal Market shall not be less than $0.35.

(s)    The Company and its Subsidiaries shall have delivered to Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

8.            TERMINATION.

This Agreement may be terminated (i) by the mutual consent of each of the Company and Buyer, (ii) if the Closing shall not have occurred by August 6, 2026 (provided that no party shall have the right to terminate if they were the proximate cause of the failure to close by such date), or (iii) with respect to Buyer, if the Company has breached the terms of this Agreement in a manner that would cause the failure of the conditions to closing hereunder to be met (and such breach remains uncured after 30 days’ notice). Upon any termination in accordance with this Section 8 by Buyer, such party shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date (without liability of Buyer to any other party); provided, however, the abandonment of the sale and purchase of the Preferred Shares by Buyer shall be applicable only to Buyer providing such written notice, provided further that no such termination by any party shall affect any obligation of the Company under this Agreement to reimburse Buyer for the expenses described in Section 4(g) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.           MISCELLANEOUS.

(a)    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to Buyer or to enforce a judgment or other court ruling in favor of Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile or electronic transmission (including DocuSign and similar) or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)    Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)    Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyer, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to Buyer, or collection by Buyer pursuant to the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)    Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by Buyer with respect to shares of Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements Buyer has entered into with, or any instruments Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or its Subsidiaries, or any rights of or benefits to Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and Buyer, or any instruments Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on Buyer and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on Buyer without Buyer’s prior written consent (which may be granted or withheld in Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on Buyer and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on Buyer without Buyer’s prior written consent (which may be granted or withheld in Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to the Agreement. The Company has not directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by Buyer, any of its advisors or any of its representatives shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) prior to the Closing Date, the Buyer and (II) on or after the Closing Date, holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Certificate of Designations (or the Buyer, with respect to any waiver or amendment of Section 4(o)).

(f)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Catheter Precision, Inc.
1670 Highway 160 West, Suite 205
Fort Mill, SC 29708
Telephone: (973) 691-2000
Attention: Executive Chairman and CEO

E-Mail: DJenkins@catheterprecision.com

With a copy (for informational purposes only) to:

Quick Law Group PC

1035 Pearl Street, Suite 403

Boulder, CO 80302

Attention: Jeff Quick

E-mail: jquick@quicklawgroup.com

If to the Transfer Agent:

Equiniti Trust Company

PO Box 500

Newark, NJ 07101

Telephone: (800) 937-5449 or (718) 921-8124

Attention: Daniel Spengel

E-Mail: daniel.spengel@equiniti.com (with copy to admin44@equinit.com)

If to the Buyer: SEG Jets LLC 101 North Federal Highway, Ste 600 Boca Raton, FL 33432 Attention: Joseph Reda E-mail: reda@theseg.com With a copy (for informational purposes only) to:

Haynes and Boone, LLP
30 Rockefeller Plaza, 26th Floor
New York, New York 10112
Telephone: (212) 659-7300
Attention: Rick Werner
E-mail: rick.werner@haynesboone.com

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Buyer Counsel shall only be provided copies of notices sent to the Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Certificate of Designations) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations). Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be Buyer hereunder with respect to such assigned rights.

(h)    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k) and the Placement Agent.

(i)    Survival. The representations, warranties, agreements and covenants shall survive the Closing. Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)    Indemnification. In consideration of Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by Buyer pursuant to Section 4(i), or (D) the status of Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)    Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the shares of Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m)    Remedies. Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would be inadequate relief to the Buyer. The Company therefore agrees that the Buyer shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)    Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)    Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p)    Judgment Currency.

(i)    If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the date on which the Principal Market is open for trading (a “Trading Day”) immediately preceding:

(1)    the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)    the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)    If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)    Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

[signature pages follow]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

CATHETER PRECISION, INC.

By:/s/ Philip Anderson
Name:	Philip Anderson
Title:	Chief Financial Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

SEG JETS SPV I LLC

By:	/s/ Joseph Reda
Name:	Joseph Reda
Title:	Manager

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